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United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2005

IMS HEALTH INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14049 (Commission File Number)	06-1506026 (IRS Employer Identification No.)
1499 Post Road, Fairfield, Connecticut 06824 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (203) 319-4700

Not Applicable

(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

        On July 10, 2005, IMS Health Incorporated, a Delaware corporation ("IMS"), entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") with VNU N.V., a limited liability company with corporate seat in the Netherlands ("VNU"), Isaac Holding Corp. ("Holdings"), a Delaware corporation and a wholly-owned subsidiary of VNU, Isaac Acquisition Corp., a Delaware corporation and direct wholly-owned subsidiary of Holdings ("Merger Sub") and the foundation under Dutch Law Stichting tot Beheer van de Prioriteitsaandelen in VNU NV, holder of all issued and outstanding Priority Shares of Parent. Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into IMS, with IMS continuing as the surviving corporation and wholly-owned subsidiary of VNU (the "Merger").

The Merger Agreement

        At the effective time and as a result of the Merger, each share of IMS common stock, $0.01 par value, issued and outstanding immediately prior to the effective time of the Merger will be converted into and become exchangeable for $11.25 in cash and 0.60415 American Depository Shares, each representing one common share, par value €0.20 per share, of VNU.

        IMS and VNU have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) to conduct their respective businesses in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and consummation of the Merger, (ii) not to engage in certain kinds of transactions during such period, (iii) subject to certain exceptions, for IMS and VNU to cause stockholder meetings to be held by IMS and VNU to consider approval of the Merger and the other transactions contemplated by the Merger Agreement and (iv) that, subject to certain exceptions, the IMS Board of Directors and VNU Supervisory and Executive Boards will recommend adoption by their stockholders of the Merger Agreement. In addition, IMS and VNU have made certain additional customary covenants, including, among others, covenants not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions concerning or provide confidential information in connection with any proposals for alternative business combination transactions.

        Consummation of the Merger is subject to customary conditions, including (i) approval of the merger by IMS' and VNU's stockholders, (ii) absence of any law or order prohibiting the closing, and (iii) expiration or termination of the Hart-Scott-Rodino waiting period and certain other regulatory approvals. In addition, IMS' and VNU's obligation to consummate the Merger is subject to certain other conditions, including (i) the accuracy of the representations and warranties of the other party and (ii) compliance of the other party with its covenants.

        The Merger Agreement contains certain termination rights for both IMS and VNU, and further provides that, upon termination of the Merger Agreement under specified circumstances, IMS and VNU may be required to pay termination fees to the other party.

        The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this Current Report by reference.

The Rights Agreement

        On July 10, 2005, IMS entered into an agreement amending the Rights Agreement, dated as of June 15, 1998, between IMS and First Chicago Trust Company of New York in order to render the Preferred Stock Purchase Rights inapplicable to the proposed merger and other transactions contemplated under the Merger Agreement.

Item 8.01    Other Events

        On July 11, 2005, IMS and VNU issued a joint press release announcing the execution of the Merger Agreement.

        The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

        In connection with the proposed transaction, VNU intends to file a registration statement, including a proxy statement, and other materials with the Securities and Exchange Commission (the "SEC"). Investors are urged to read the registration statement and other materials when they are available because they contain important information. Investors will be able to obtain free copies of the registration statement and proxy statement, when they become available, as well as other filings containing information about IMS and VNU, at the SEC's Internet site (http://www.sec.gov). These documents also may be accessed and downloaded free of charge from IMS' website http://www.imshealth.com or obtained for free by directing a request to IMS Health Incorporated, Investor Relations Department, 1499 Post Road, Fairfield, Connecticut 06824.

        IMS, VNU and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from stockholders in respect of the proposed transaction. Information regarding IMS' directors and executive officers is available in IMS' proxy statement for its 2005 annual meeting of stockholders, dated March 23, 2005. Additional information regarding the interests of such potential participants will be included in the registration and proxy statement and the other relevant documents filed with the SEC when they become available.

Item 9.01    Financial Statements and Exhibits

  (c)
  Exhibits

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of July 10, 2005, among IMS Health Incorporated, VNU N.V., Isaac Holding Corp. and Isaac Acquisition Corp. (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K).
4.1	Amendment No. 3, dated July 10, 2005, to the Rights Agreement, dated as of June 15, 1998 between IMS Health Incorporated and First Chicago Trust Company of New York.
99.1	Press release issued jointly by IMS Health Incorporated and VNU N.V., dated July 11, 2005.

        The information in Exhibit 99.1 of this Current Report is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in Exhibit 99.1 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMS HEALTH INCORPORATED
	By:	/s/ ROBERT H. STEINFELD Robert H. Steinfeld Senior Vice President, General Counsel and Corporate Secretary
Date: July 11, 2005

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SIGNATURE